                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated August 8, 2006 ("Agreement"), among Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, Merrill Lynch Credit Corporation, a Delaware corporation (collectively with Merrill Lynch Mortgage Lending, Inc., the "Assignor"), Merrill Lynch Mortgage Investors Trust, Series 2006-SL2, a Delaware Trust (the "Assignee"), and Countrywide Home Loans Servicing LP, a Texas limited partnership (the "Company"or the "Servicer"), and acknowledged and agreed to by Citibank, N.A., a national banking association, as indenture trustee (the "Indenture Trustee"), and LaSalle Bank National Association, a national banking association, as master servicer (the "Master Servicer").

          Capitalized terms used herein and not defined herein shall have the meanings set forth in the Servicing Agreement (defined below).

          For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Assignment, Assumption and Conveyance

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as owner, in, to and under that certain Flow Servicing Agreement, dated as of August 8, 2006 (the "Servicing Agreement"), by and between the Assignor (in such capacity, the "Owner") and the Company attached hereto as Attachment 1.

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section
13.15 (relating the Owner's obligation to execute certain confidentiality agreements); (iv) any rights of the Assignor under the Commitment Letter, dated as of August 8, 2006 (the "Commitment Letter") between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement, and (v) any rights in respect of the fourth paragraph of Section 2.25.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than (a) the obligations set forth in clauses (ii), (iii) and (v) of the preceding paragraph, (b) the obligations set forth in the fourth paragraph of section 2.25, (c) the obligations set forth in the second and third sentences of section 6.02(c); (d) the obligations set forth in sections 8.01(b), clause (a) (with respect to any liability arising prior to the date hereof), 8.01(b), clause (b) and 8.01(b), clause (c), (e) the obligations of the Owner (in its capacity as Owner or as MLMI in its own capacity) with respect to Cost of Funds in connection with any Servicing Advances and HELOC Draw Advances; (f) the obligations set forth in
Section 2.25 to the extent not reimbursed by the Owner; (g) the obligations of the Assignor under section 5.02(f)(iii); (h) the obligations of the Owner under
Section 11.03; and (i) the obligations of the Assignor under the Commitment Letter (to the extent not addressed herein or in the Servicing Agreement).

          The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement: (a) the Servicing Fee remitted to the Servicer for the Mortgage Loans shall be the fee set forth in the Indenture notwithstanding any fees set forth in the Commitment Letter, and (b) any Prepayment Penalties collected by the Servicer shall be remitted to the Master Servicer.

          2. Recognition of the Company

          From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Citibank, N.A., as indenture trustee (including its successors in interest and any successor indenture trustees under the Indenture, dated as of August 8, 2006, among Citibank, N.A., Merrill Lynch Mortgage Investors Trust, Series 2006-SL2 (the "Trust"), and LaSalle Bank National Association, as securities administrator, as the "Securities Administrator") which Trust was created pursuant to a Deposit Trust Agreement, dated as of August 8, 2006 (the "Trust Agreement"), among the Assignee, as depositor, and Wilmington Trust Company, as owner trustee. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Company shall look solely to the Trust, as Owner (including the Indenture Trustee and the Master Servicer, acting on the Trust's behalf) for performance of any obligations of the Owner under the Flow Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder or in its individual capacity as set forth in the Flow Servicing Agreement), (iii) the Trust (including the Indenture Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article X of the Servicing Agreement or Master Servicer, as applicable (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Indenture Trustee and the Master Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in
Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Indenture Trustee.

          The Company further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and the Master Servicer, acting on behalf of the Trust as the owner of the Mortgage Loans, shall have the same rights as are assigned by Assignor, in its capacity as the original "Owner" under the Servicing Agreement, to the Trust hereunder. Such rights that the Master Servicer may enforce will include, without limitation, the right to terminate the Company under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Company. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Servicing Agreement it being understood that the Trust shall remain primarily liable for all obligations of "Owner" pursuant to the Servicing Agreement and this Agreement as of the date hereof.

          All reports and other data required to be delivered by the Company to the "Owner" under the Servicing Agreement shall be delivered to the Master Servicer, at LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603 Attention: Global Securities and Trust Services - MLMI 2006-SL2. All remittances required to be made to the Trust, as the successor in interest to the Assignor as Owner under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

LaSalle Bank National Association
ABA# 071000505
Acct# 723985.1
Attn: Sandra L. Brooks

          3. Representations and Warranties of the Company

          The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

          (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

          (d) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

          (e) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

          (f) The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

          (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

          (h) To the Company's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

          (i) The Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          Pursuant to Section 13.13(b) of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

          4. Representations and Warranties of the Assignor

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan; and

          (b) The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor.

          (c) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (d) The Assignor has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement The execution by the Assignor of this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement have been duly authorized by all necessary corporate action on part of the Assignor. This Agreement has been duly executed and delivered by the Assignor, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (e) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement or the consummation by it of the transaction contemplated hereby;

          (f) There is no action, suit, proceeding or investigation pending or threatened against the Assignor, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Assignor to perform its obligations under this Agreement or the Servicing Agreement, and the Assignor is solvent; and

          (g) The Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          5. Modification of Servicing Agreement

          (a) The parties hereto acknowledge Section 3.03 and the requirement to reimburse the Servicer in accordance with such section. In connection therewith, the Assignor and the Master Servicer agree to notify the Servicer if an Amortization Event shall be in effect with respect to the HELOC Mortgage Loans. The Servicer shall provide to the Master Servicer and to the Assignor the total outstanding balance of the HELOC Mortgage Loans and the balance of the Draws for the current reporting month as of the date of such Amortization Event. The Assignor (unless such obligation is transferred to an affiliate of the Servicer upon the mutual agreement of the Assignor and the Servicer) will remain responsible to reimburse the Servicer for such Excluded Amounts.

          (b) Section 4.07 is modified by adding "and the Master Servicer" after "The Owner".

          (c) The parties acknowledge that the Master Servicer shall have the same rights and benefits as the Owner with respect to indemnification by the Servicer under the Servicing Agreement and shall be a third party beneficiary of the obligations of the Servicer and rights of the Owner relating to Regulation AB set forth in the Servicing Agreement as if it were a party thereto.

          (d) (e) The definition of Business Day is hereby amended by adding the word " Illinois" after the words "Texas".

          (e) (f) Section 3.01 of the Servicing Agreement is amended by adding the following sentence at the end thereof:

          "If the Master Servicer does not receive all amounts required to be remitted to it pursuant to this Section 3.01 by 5:00 p.m. (New York
          Time) on the Remittance Date, the Servicer shall pay, out of its own funds, interest on such amount at a rate equal to the "prime rate" as published by The Wall Street Journal at such time for each date or part thereof."

          (f) The Assignor acknowledges its obligations under clause (4) and the last three sentences of Section 3.03 of the Servicing Agreement.

          6. Miscellaneous

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Indenture Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          (d) The Servicer shall be considered a third party beneficiary under the Indenture with respect to any amounts due to it thereunder.

          (e) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Servicing Agreement.

          (f) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          (g) In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          (h) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Servicing Agreement, as applicable.

          (i) For purposes of this Agreement, the Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERRILL LYNCH CREDIT CORPORATION,
                                        a Delaware Corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        COUNTRYWIDE HOME LOANS SERVICING LP,
                                        a Texas limited partnership
                                        (Servicer)

                                        By: COUNTRYWIDE GP, INC.,
                                        general partner


                                        By:
                                            ------------------------------------
                                        Name: Thomas P. Lin
                                        Title: Senior Vice President

                                        MERRILL LYNCH MORTGAGE INVESTORS TRUST,
                                        SERIES 2006-2, a Delaware Trust

                                        By: Wilmington Trust Company, solely as
                                        Owner Trustee and not in its individual
                                        capacity


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACKNOWLEDGED AND AGREED TO
ON THE DATE FIRST WRITTEN ABOVE:

CITIBANK, N.A.,
as Indenture Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


LASALLE BANK NATIONAL ASSOCIATION,
as Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------